UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: March 27, 2018
(Date of earliest event reported)
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Papa Murphy’s Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-36432 (Commission File Number)	27-2349094 (IRS Employer Identification No.)

8000 NE Parkway Drive, Suite 350 Vancouver, WA (Address of principal executive offices)	98662 (Zip Code)

(360) 260-7272
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company [X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On March 22, 2018, the Board of Directors (the “Board”) of Papa Murphy’s Holdings, Inc. (the “Company”) approved the appointment of Nik Rupp as Chief Financial Officer of the Company, effective April 9, 2018. As previously announced, effective upon Mr. Rupp's commencement as Chief Financial Officer of the Company, Mark Hutchens will cease his service as Chief Financial Officer of the Company, but will remain as Executive Vice President and Chief Operating Officer of the Company. The Company’s press release announcing Mr. Rupp's appointment as Chief Financial Officer is attached hereto as Exhibit 99.1.
Prior to his appointment as Chief Financial Officer, Mr. Rupp, age 42, served as the Chief Financial Officer of Specialized Bicycle Components, Inc. from March 2016 to February 2018. Mr. Rupp joined Specialized in January 2015, where he served as global controller until March 2016. Prior to joining Specialized, Mr. Rupp held various leadership positions with Nike, Inc. from August 2004 to January 2015.
In connection with Mr. Rupp’s appointment as Chief Financial Officer, Mr. Rupp accepted an offer letter from the Company dated March 22, 2018 (the “Offer Letter”). Under the Offer Letter, Mr. Rupp will initially receive an annual base salary of $315,000. Mr. Rupp will also be eligible to receive a target incentive payment of 50% of his annual base salary, which payment is guaranteed for 2018 and will be paid on a prorated basis following the end of the 2018 fiscal year. The Company will also grant Mr. Rupp stock options to purchase 50,000 shares of the Company’s common stock on the first business day of the quarter following his start date. Mr. Rupp will also receive (i) a signing bonus of $25,000 plus the amount of his tax liability resulting from receipt of the signing bonus, and (ii) other benefits that are generally available to other executive officers of the Company.
The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants and agreements contained in the Offer Letter, and is subject to and qualified in its entirety by reference to the complete text of the Offer Letter. A copy of the Offer Letter will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 2, 2018.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is filed with this report:

EXHIBIT NUMBER	DESCRIPTION OF EXHIBITS
99.1	Press Release dated March 27, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAPA MURPHY’S HOLDINGS, INC.

By:	/s/ Mark Hutchens
Name: Mark Hutchens
Title: Executive Vice President, Chief Operating Officer, and Chief Financial Officer

Date: March 27, 2018